                                                                     Exhibit 4.2


          ===========================================================

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                   MERRILL LYNCH PREFERRED CAPITAL TRUST II




                        Dated as of February    , 1997


           ===========================================================

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----


                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

      SECTION 1.1       Definitions........................................  2


                                   ARTICLE II
                               TRUST INDENTURE ACT

      SECTION 2.1       Trust Indenture Act; Application................... 12
      SECTION 2.2       Lists of Holders of Trust Securities............... 12
      SECTION 2.3       Reports by the Property Trustee.................... 13
      SECTION 2.4       Periodic Reports to Property Trustee............... 13
      SECTION 2.5       Evidence of Compliance with Conditions
                        Precedent.......................................... 13
      SECTION 2.6       Trust Enforcement Events; Waiver................... 13
      SECTION 2.7       Trust Enforcement Event; Notice.................... 15

                                   ARTICLE III
                                  ORGANIZATION

      SECTION 3.1       Name............................................... 16
      SECTION 3.2       Office............................................. 16
      SECTION 3.3       Purpose............................................ 16
      SECTION 3.4       Authority.......................................... 16
      SECTION 3.5       Title to Property of the Trust..................... 17
      SECTION 3.6       Powers and Duties of the Regular
                        Trustees........................................... 17
      SECTION 3.7       Prohibition of Actions by the Trust and
                        the Trustees....................................... 20
      SECTION 3.8       Powers and Duties of the Property
                        Trustee............................................ 22
      SECTION 3.9       Certain Duties and Responsibilities of
                        the Property Trustee............................... 24
      SECTION 3.10      Certain Rights of Property Trustee................. 26
      SECTION 3.11      Delaware Trustee................................... 29
      SECTION 3.12      Execution of Documents............................. 29
      SECTION 3.13      Not Responsible for Recitals or Issuance
                        of Trust Securities................................ 29
      SECTION 3.14      Duration of Trust.................................. 29
      SECTION 3.15      Mergers............................................ 29

                                                                            Page
                                                                            ----


                                   ARTICLE IV
                                     SPONSOR

      SECTION 4.1       Responsibilities of the Sponsor.................... 32
      SECTION 4.2       Indemnification and Expenses of the
                        Trustee............................................ 32

                                    ARTICLE V
                         TRUST COMMON SECURITIES HOLDER

      SECTION 5.1       Company's Purchase of Trust Common
                        Securities......................................... 33
      SECTION 5.2       Covenants of the Trust Common Securities
                        Holder............................................. 33

                                   ARTICLE VI
                                    TRUSTEES

      SECTION 6.1       Number of Trustees................................. 33
      SECTION 6.2       Delaware Trustee................................... 34
      SECTION 6.3       Property Trustee; Eligibility...................... 34
      SECTION 6.4       Qualifications of Regular Trustees and
                        Delaware Trustee Generally......................... 35
      SECTION 6.5       Regular Trustees................................... 35
      SECTION 6.6       Delaware Trustee................................... 36
      SECTION 6.7       Appointment, Removal and Resignation of
                        Trustees........................................... 36
      SECTION 6.8       Vacancies among Trustees........................... 38
      SECTION 6.9       Effect of Vacancies................................ 38
      SECTION 6.10      Meetings........................................... 38
      SECTION 6.11      Delegation of Power................................ 39
      Section 6.12      Merger, Conversion, Consolidation or
                        Succession to Business............................. 39

                                   ARTICLE VII
                                  DISTRIBUTIONS

      SECTION 7.1       Distributions...................................... 40

                                  ARTICLE VIII
                          ISSUANCE OF TRUST SECURITIES

      SECTION 8.1       Designation and General Provisions
                        Regarding Trust Securities......................... 41
      SECTION 8.2       Redemption of Trust Securities..................... 43
      SECTION 8.3       Redemption Procedures.............................. 45

                                                                            Page
                                                                            ----


      SECTION 8.4       Voting Rights of Trust Preferred
                        Securities......................................... 47
      SECTION 8.5       Voting Rights of Trust Common
                        Securities......................................... 50
      SECTION 8.6       Paying Agent....................................... 52
      SECTION 8.7       Listing............................................ 53
      SECTION 8.8       Acceptance of Guarantee and Agreements,
                        Limited Partnership Agreement...................... 53

                                   ARTICLE IX
                   TERMINATION AND LIQUIDATION OF THE TRUST

      SECTION 9.1       Termination of Trust............................... 53
      SECTION 9.2       Liquidation Distribution Upon Termina-
                        tion and Dissolution of the Trust.................. 54

                                    ARTICLE X
                              TRANSFER OF INTERESTS

      SECTION 10.1      Transfer of Trust Securities....................... 56
      SECTION 10.2      Transfer of Certificates........................... 56
      SECTION 10.3      Deemed Security Holders............................ 56
      SECTION 10.4      Book Entry Interests............................... 57
      SECTION 10.5      Notices to Clearing Agency......................... 58
      SECTION 10.6      Appointment of Successor Clearing
                        Agency............................................. 58
      SECTION 10.7      Definitive Trust Preferred Security
                        Certificates....................................... 58
      SECTION 10.8      Mutilated, Destroyed, Lost or Stolen
                        Certificates....................................... 59

                                   ARTICLE XI
                           LIMITATION OF LIABILITY OF
                HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

      SECTION 11.1      Liability.......................................... 60
      SECTION 11.2      Exculpation........................................ 60
      SECTION 11.3      Fiduciary Duty..................................... 61
      SECTION 11.4      Indemnification.................................... 62
      SECTION 11.5      Outside Businesses................................. 65

                                   ARTICLE XII
                                   ACCOUNTING

      SECTION 12.1      Fiscal Year........................................ 66
      SECTION 12.2      Certain Accounting Matters......................... 66

                                                                            Page
                                                                            ----


      SECTION 12.3      Banking............................................ 67
      SECTION 12.4      Withholding........................................ 67

                                  ARTICLE XIII
                             AMENDMENTS AND MEETINGS

      SECTION 13.1      Amendments......................................... 68
      SECTION 13.2      Meetings of the Holders of Trust
                        Securities; Action by Written Consent.............. 71

                                   ARTICLE XIV
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

      SECTION 14.1      Representations and Warranties of
                        Property Trustee................................... 73
      SECTION 14.2      Representations and Warranties of
                        Delaware Trustee................................... 74

                                   ARTICLE XV
                                  MISCELLANEOUS

      SECTION 15.1      Notices............................................ 75
      SECTION 15.2      Governing Law...................................... 76
      SECTION 15.3      Intention of the Parties........................... 76
      SECTION 15.4      Headings........................................... 76
      SECTION 15.5      Successors and Assigns............................. 76
      SECTION 15.6      Partial Enforceability............................. 76
      SECTION 15.7      Counterparts....................................... 77


      EXHIBIT A-1       FORM OF PREFERRED SECURITY
                          CERTIFICATE.....................................A1-1
      EXHIBIT A-2       FORM OF COMMON SECURITY CERTIFICATE...............A2-1
      EXHIBIT B         PURCHASE AGREEMENT.................................B-1

                       CROSS-REFERENCE TABLE*


    Section of
Trust Indenture Act                                   Section of
of 1939, as amended                                   Declaration
-------------------                                   -----------
310(a).............................................   6.3(a)
310(c).............................................   Inapplicable
311(c).............................................   Inapplicable
312(a).............................................   2.2(a)
312(b).............................................   2.2(b)
313................................................   2.3
314(a).............................................   2.4
314(b).............................................   Inapplicable
314(c).............................................   2.5
314(d).............................................   Inapplicable
314(f).............................................   Inapplicable
315(a).............................................   3.9(b)
315(c).............................................   3.9(a)
315(d).............................................   3.9(a)
316(a).............................................   Annex I
316(c).............................................   3.6(e)

---------------
* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                   MERRILL LYNCH PREFERRED CAPITAL TRUST II

                              February    , 1997


            AMENDED AND RESTATED DECLARATION OF TRUST (the "Declaration") dated and effective as of February __, 1997, by the Trustees (as defined herein), by the Sponsor (as defined herein) and by the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

            WHEREAS, certain of the Trustees and the Sponsor established MERRILL LYNCH PREFERRED CAPITAL TRUST II (the "Business Trust"), a trust under the Delaware Business Trust Act (the "Trust Act"), pursuant to a Declaration of Trust dated as of January 16, 1997 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on January 16, 1997, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in the Partnership Preferred Securities;

            WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

            WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

            NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Holders, from time to time, of the securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1 Definitions.

            Unless the context otherwise requires:

            (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
      Section 1.1;

            (b) a term defined anywhere in this Declaration has the same meaning throughout;

            (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

            (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

            (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

            (f) a reference to the singular includes the plural and vice versa; and

            (g) a term used in this Agreement and not otherwise defined herein shall have the meaning ascribed to such term in the Partnership Agreement.

            "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act of 1933, as amended, or any successor rule thereunder.

            "Affiliate Investment Instruments" has the meaning set forth in
Section 7.1 of the Limited Partnership Agreement.

            "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

            "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as set forth in Section 10.4 of this Declaration.

            "Business Day" means any day other than a day on which banking institutions in The City of New York are authorized or required by law to close.

            "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

            "Certificate" means a Trust Common Security Certificate or a Trust Preferred Security Certificate.

            "Change in 1940 Act Law" means, as a result of the occurrence on or after the date of the issuance of the Trust Preferred Securities of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, the Trust is or will be considered an "investment company" which is required to be registered under the 1940 Act.

            "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of beneficial interests in the Trust Preferred Securities.

            "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of interest in securities deposited with the Clearing Agency.

            "Closing Date" means February _, 1997.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

            "Commission" means the United States Securities and Exchange Commission.

            "Common Security Holder of the Trust" means the Company in its capacity as Holder of the Trust Common Security.

            "Company" means Merrill Lynch & Co., Inc.

            "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, director, shareholder, member, partner, employee, representative or agent of the Trust or its Affiliates.

            "Compounded Distributions" has the meaning set forth in Section 7.1(a) of this Declaration.

            "Corporate Trust Office" means the principal corporate trust office of the Property Trustee in the Borough of Manhattan, the City of New York, which office at the date hereof is called the Global Trust Services Office and is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

            "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

            "Definitive Trust Preferred Security Certificates" has the meaning set forth in Section 10.4 of this Declaration.

            "Delaware Trustee" has the meaning set forth in Section 6.2 of this Declaration.

            "Distribution" has the meaning set forth in Section 7.1(a) of this Declaration.

            "DTC" means The Depository Trust Company, the initial Clearing
Agency.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

            "Fiduciary Indemnified Person" has the meaning set forth in Section 11.4(b) of this Declaration.

            "Fiscal Period" has the meaning set forth in Section 1.1 of the Limited Partnership Agreement.

            "Fiscal Year" has the meaning set forth in Section 12.1 of this Declaration.

            "General Partner" means Merrill Lynch & Co., Inc., in its capacity as the general partner of the Partnership, its permitted successors, or any successor general partner in the Partnership admitted as such pursuant to the Limited Partnership Agreement.

            "Global Certificate" has the meaning set forth in Section 10.4 of this Declaration.

            "Holder" means a Person in whose name a Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

            "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

            "Initial Debentures" has the meaning set forth in Section 7.1(b) of the Limited Partnership Agreement.

            "Investment Affiliate" means the Company or any corporation, partnership, limited liability company or other entity (other than the Partnership or the Trust) that (i) is controlled by the Company and (ii) is not an investment company by reason of Section 3(a) or 3(b) of the 1940 Act or is otherwise an eligible recipient of funds directly or indirectly from the Trust pursuant to an order issued by the Securities and Exchange Commission.

            "Investment Company" means an investment company as defined in the 1940 Act.

            "Investment Guarantee" means any guarantee on a subordinated basis by the Company with respect to (1) payment of interest, principal and other payment terms of Affiliate Investment Instruments that are debt securities of an Investment Affiliate and (2) the payment of dividends, distributions and other payment terms of Affiliate Investment Instruments that are preferred or preference stock of an Investment Affiliate when, as and if declared by such Investment Affiliate.

            "Legal Action" has the meaning set forth in Section 3.6(h) of this Declaration.

            "Limited Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of Merrill Lynch Preferred Funding II, L.P. dated as of February __, 1997.

            "List of Holders" has the meaning set forth in Section 2.2(a) of this Declaration.

            "Majority in liquidation amount of the Trust Securities" means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Trust Common

Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount of all outstanding Trust Securities of the relevant class.

            "Ministerial Action" means, a ministerial action (such as filing a form or making an election or pursuing some other similar reasonable measure) which in the sole judgment of the Company has or will cause no adverse effect on the Trust, the Partnership, the Company or the holders of the Trust Securities and will involve no material cost.

            "Nasdaq" means the National Association of Securities
Dealers Automated Quotation System.

            "1940 Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

            "Officers' Certificate" means, with respect to any Person (who is not an individual), a certificate signed by the Chairman of the Board, the President, a Vice President or the Treasurer, and by an Assistant Treasurer, the Secretary or an Assistant Secretary of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

            (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

            "Partnership" means Merrill Lynch Preferred Funding II, L.P., a Delaware limited partnership formed pursuant to the Limited Partnership Agreement.

            "Partnership Enforcement Event" has the meaning set forth in Section 6.2(h)(i) of the Limited Partnership Agreement.

            "Partnership Guarantee" means the Partnership Guarantee Agreement dated as of February __, 1997, by the Company in favor of the Partnership Preferred Security Holders with respect to the Partnership Preferred Securities, as amended or supplemented from time to time.

            "Partnership Preferred Securities" has the meaning set forth in
Section 1.1 of the Limited Partnership Agreement.

            "Partnership Special Event" has the meaning set forth in Section 1.1 of the Limited Partnership Agreement.

            "Payment Amount" has the meaning set forth in Section 7.1(a) of this Declaration.

            "Paying Agent" has the meaning set forth in Section 3.8(g) of this Declaration.

            "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

            "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, or each case in accordance with the rules of such Clearing Agency).

            "Property Account" has the meaning set forth in Section 3.8(c) of this Declaration.

            "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3 of this Declaration.

            "Pro Rata" means, in reference to any distributions on or redemptions of Trust Securities or the distribution of Partnership Preferred Securities or any other payment with respect to Trust Securities in connection with a Trust Special Event or liquidation of the Trust, pro rata to each Holder of Trust Securities according to the aggregate liquidation amount of the Trust Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Trust Securities outstanding.

            "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

            "Redemption Price" has the meaning set forth in Section 8.2(a) of this Declaration.

            "Regular Trustee" has the meaning set forth in Section 6.1 of this Declaration.

            "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

            "Responsible Officer" means, with respect to the Trust Preferred Guarantee Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, or any other officer of the Trust Preferred Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Rule 3a-5" means Rule 3a-5 under the 1940 Act.

            "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

            "Special Representative" has the meaning set forth in Section 6.2(h)(i) of the Limited Partnership Agreement.

            "Sponsor" means the Company or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

            "Successor Delaware Trustee" has the meaning set forth in Section 6.7(b) of this Declaration.

            "Successor Entity" has the meaning set forth in Section 3.15 of this Declaration.

            "Successor Property Trustee" has the meaning set forth in Section 6.7(b) of this Declaration.

            "Successor Trust Securities" has the meaning set forth in Section
3.15 of this Declaration.

            "Super Majority" has the meaning set forth in Section 2.6(a)(ii) of this Declaration.

            "Tax Action" means (a) an amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) a judicial decision interpreting, applying or clarifying such laws or regulations,
(c) an administrative pronouncement or action that represents an official position (including a clarification of an official position) of the governmental authority or regulatory body making such administrative pronouncement or taking such action, or (d) a threatened challenge asserted in connection with an audit of the Company or any of its subsidiaries, the Partnership, or the Trust, or a threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Debentures, the Partnership Preferred Securities, or the Trust Preferred Securities, which amendment or change is adopted or which decision, pronouncement or proposed change is announced or which action, clarification or challenge occurs on or after the date of the prospectus related to the issuance of the Trust Preferred Securities.

            "10% in liquidation amount of the Trust Securities" means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Trust Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount of all outstanding Trust Securities of the relevant class.

            "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury Department, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            "Trust Common Security" has the meaning set forth in Section 8.1 of this Declaration.

            "Trust Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

            "Trust Common Securities Guarantee" means the Trust Common Securities Guarantee Agreement dated as of February __, 1997, entered into by the Company, as Guarantor, for the benefit of the holders of the Trust Common Securities.

            "Trust Dissolution Tax Opinion" means an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that there has been a Trust Tax Event.

            "Trust Enforcement Event" means the occurrence, at any time, of (i) arrearages on distributions on the Trust Preferred Securities that shall exist for six consecutive quarterly distribution periods, (ii) a default by the Company in respect of any of its obligations under the Trust Guarantee or (iii) a Partnership Enforcement Event (as defined in the Limited Partnership Agreement).

            "Trust Guarantees" means the Trust Common Securities Guarantee and The Trust Preferred Securities Guarantee, collectively.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

            "Trust Investment Company Event" means that the Company shall have requested and received and shall have delivered to the Regular Trustees an opinion of nationally recognized independent legal counsel experienced in such matters to the effect that as a result of a Change in 1940 Act Law, the Trust is or will be considered an "investment company" which is required to be registered under the 1940 Act.

            "Trust Liquidation" has the meaning set forth in Section 9.2(a) of this Declaration.

            "Trust Preferred Securities Guarantee" has the meaning set forth in
Section 1.1 of the Limited Partnership Agreement.

            "Trust Liquidation Distribution" has the meaning set forth in
Section 9.2(a) of this Declaration.

            "Trust Preferred Security" has the meaning set forth in Section 8.1(a) of this Declaration.

            "Trust Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency

Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

            "Trust Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

            "Trust Redemption Tax Opinion" means an opinion of nationally recognized independent tax counsel experienced in such matters that there has been a Trust Tax Event, and following such Trust Tax Event there is more than an insubstantial risk that interest payable by one or more of the Investment Affiliates with respect to the Debentures is not, or will not be, deductible by such Investment Affiliate for United States federal income tax purposes even if the Partnership Preferred Securities were distributed to the Holders of the Trust Securities in liquidation of such Holders' interests in the Trust.

            "Trust Securities" means the Trust Common Securities and the Trust Preferred Securities.

            "Trust Special Event" means a Trust Tax Event or a Trust Investment Company Event.

            "Trust Tax Event" means that there has been a Tax Action which relates to any of the items described in (i) through (iii) below, and that there is more than an insubstantial risk that (i) the Trust is, or will be subject to United States federal income tax with respect to income accrued or received on the Partnership Preferred Securities, (ii) the Trust is, or will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges or (iii) interest payable by one or more of the Investment Affiliates with respect to the Debentures is not, or will not be, deductible by such Investment Affiliate for United States federal income tax purposes.

            "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1 Trust Indenture Act; Application.

            (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

            (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

            (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

            (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2 Lists of Holders of Trust Securities.

            (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities ("List of Holders") as of such record date, provided, that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided, that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

            (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3 Reports by the Property Trustee.

            Within 60 days after May 15 of each year commencing May 15, 1997, the Property Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

SECTION 2.4 Periodic Reports to Property Trustee.

            Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5 Evidence of Compliance with Conditions Precedent.

            Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6 Trust Enforcement Events; Waiver.

            (a) The Holders of a Majority in liquidation amount of Trust Preferred Securities may, by vote, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Trust Enforcement Event in respect of the Trust Preferred Securities and its consequences, provided, that if the underlying event of default or Partnership Enforcement Event:

            (i) is not waivable under the Trust Preferred Securities Guarantee or the Limited Partnership Agreement, the Trust Enforcement Event under this Declaration shall also not be waivable; or

            (ii) requires the consent or vote of the Holders of greater than a Majority in liquidation amount of the Trust Preferred Securities to be waived under the Trust Preferred

      Securities Guarantee or the Partnership Preferred Securities to be waived under the Limited Partnership Agreement (a "Super Majority"),

the Trust Enforcement Event under this Declaration may only be waived by the vote of the Holders of at least the relevant Super Majority in liquidation amount of the Trust Preferred Securities.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Trust Enforcement Event with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of Trust Enforcement Events with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Trust Common Securities of any such Trust Enforcement Event with respect to the Trust Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Trust Common Securities.

            (b) The Holders of a Majority in liquidation amount of the Trust Common Securities may, by vote, on behalf of the Holders of all of the Trust Common Securities, waive any past Trust Enforcement Event with respect to the Trust Common Securities and its consequences, provided, that if the underlying event of default or Partnership Enforcement Event:

            (i) is not waivable under the Trust Common Securities Guarantee or the Limited Partnership Agreement, except where the Holders of the Trust Common Securities are deemed to have waived such Trust Enforcement Event under this Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under this Declaration shall also not be waivable; or

            (ii) requires the consent or vote of the Holders of a Super Majority to be waived, except where the Holders of the Trust Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under this Declaration may only be waived by the vote of the

      Holders of at least the relevant Super Majority in liquidation amount of the Trust Common Securities;

provided, further, each Holder of Trust Common Securities will be deemed to have waived any such Trust Enforcement Event and all Trust Enforcement Events with respect to the Trust Common Securities and its consequences if all Trust Enforcement Events with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Trust Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Trust Enforcement Event with respect to the Trust Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Trust Enforcement Event with respect to the Trust Common Securities or impair any right consequent thereon.

            (c) A waiver of Partnership Enforcement Events under the Limited Partnership Agreement by the Property Trustee at the direction of the Holders of the Trust Preferred Securities constitutes a waiver of the corresponding Trust Enforcement Event under this Declaration. The foregoing provisions of this
Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act.

SECTION 2.7 Trust Enforcement Event; Notice.

            The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities, notices of all defaults with respect to the Trust Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7 being hereby defined to be defaults as defined in the Trust Guarantees or the Limited Partnership Agreement, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided, that except for a default in the payment of principal of (or premium, if any) or interest on any of the Affiliate Investment Instruments or in the payment of any sinking fund installment established for the Affiliate Investment Instruments, the Property Trustee shall be fully protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities.


                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1 Name.

            The Trust is named "Merrill Lynch Preferred Capital Trust II," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2 Office.

            The address of the principal office of the Trust is c/o Merrill Lynch & Co., Inc., World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. On ten Business Days written notice to the Holders of Trust Securities, the Regular Trustees may designate another principal office.

SECTION 3.3 Purpose.

            The exclusive purposes and functions of the Trust are (a) to issue the Trust Securities, (b) investing the proceeds from such sale of the Trust Securities to acquire the Partnership Preferred Securities, and (c) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4 Authority.

            Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular

Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5 Title to Property of the Trust.

            Except as provided in Section 3.8 with respect to the Partnership Preferred Securities and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

SECTION 3.6 Powers and Duties of the Regular Trustees.

            The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

            (a) to issue and sell the Trust Preferred Securities and the Trust Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Trust Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to a one-time, simultaneous issuance of both Trust Preferred Securities and Trust Common Securities on the Closing Date;

            (b) in connection with the issue and sale of the Trust Preferred Securities, at the direction of the Sponsor, to:

                     (i) execute and file with the Commission the registration
            statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Trust Preferred Securities;

                     (ii) execute and file any documents prepared by the
            Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any State in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale;

                     (iii) execute and file an application, prepared by the
            Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq National Market System for listing upon notice of issuance of any Trust Preferred Securities;

                     (iv) execute and file with the Commission a registration
            statement, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Trust Preferred Securities, the Partnership Preferred Securities, the Trust Preferred Securities Guarantee and the Partnership Guarantee under
            Section 12(b) of the Exchange Act; and

                     (v) execute and enter into an underwriting agreement
            providing for the sale of the Trust Preferred Securities and perform the duties and obligations of the Trust thereunder;

            (c) to acquire the Partnership Preferred Securities with the proceeds of the sale of the Trust Preferred Securities and the Trust Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Partnership Preferred Securities to be held of record in the name of the Property Trustee for the benefit of the Holders of the Trust Preferred Securities and the Holders of Trust Common Securities;

            (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Trust Special Event; provided, that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Trust Special Event;

            (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Preferred Securi-ties and Holders of Trust Common Securities as to such actions and applicable record dates;

            (f) to give prompt written notice to the Holders of the Trust Securities of any notice received from the Partnership of the General Partner's election not to make a current, quarterly distribution on the Partnership Preferred Securities under the Limited Partnership Agreement;

            (g) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Trust Securities;

            (h) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(f), the Property Trustee has the exclusive power to bring such Legal Action;

            (i) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

            (j) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

            (k) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

            (l) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

            (m) to act as, or appoint another Person to act as, registrar and transfer agent for the Trust Securities;

            (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

            (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the

      Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

            (p) to take any action, or to take no action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                     (i) causing the Trust not to be deemed to be an Investment
            Company required to be registered under the 1940 Act; and

                     (ii) taking no action which would be reasonably likely to
            cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes;

      provided, that such action does not adversely affect the interests of Holders; and

            (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

            The Regular Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

            Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

            Any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Partnership pursuant to Section 9.1 of the Limited Partnership Agreement.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

            (a) The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

            (i) invest any proceeds received by the Trust from holding the Partnership Preferred Securities, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

            (ii) acquire any assets other than as expressly provided herein;

            (iii) possess Trust property for other than a Trust purpose;

            (iv) make any loans or incur any indebtedness or acquire any securities other than the Partnership Preferred Securities;

            (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

            (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities;

            (vii) other than as set forth herein, (A) cause the Special Representative to direct the time, method and place of conducting any proceeding for any remedy available to the Special Representative or exercising any trust or power conferred upon the Special Representative with respect to the Partnership Preferred Securities, the Affiliate Investment Instruments, and the Investment Guarantees, (B) cause the Special Representative to waive any past default that is waivable under the Limited Partnership Agreement, the Affiliate Investment Instruments or the Investment Guarantees, (C) cause the Special Representative to exercise any right to rescind or annul any declaration that the principal of, or other amounts in respect of, any Affiliate Investment Instrument is due and payable or (D) consent to any amendment, modification or termination of the Limited Partnership

      Agreement or the Partnership Preferred Securities where such consent shall be required; and

            (viii) other than in connection with the liquidation of the Trust pursuant to a Trust Special Event or upon redemption of all the Trust Securities, file a certificate of cancellation of the Trust.

SECTION 3.8 Powers and Duties of the Property Trustee.

            (a) The legal title to the Partnership Preferred Securities shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Trust Securities. The right, title and interest of the Property Trustee to the Partnership Preferred Securities shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Partnership Preferred Securities have been executed and delivered.

            (b) The Property Trustee shall not transfer its right, title and interest in the Partnership Preferred Securities to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

            (c) The Property Trustee shall:

            (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Partnership Preferred Securities held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Trust Preferred Securities and Holders of the Trust Common Securities from the Property Account in accordance with Section 7.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account that is maintained with a banking institution (including the Property Trustee if it qualifies hereunder) authorized to exercise corporate trust powers and having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority;

            (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the

      Trust Preferred Securities and the Trust Common Securities to the extent the Partnership Preferred Securities are redeemed; and

            (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Partnership Preferred Securities to Holders of Trust Securities upon the occurrence of a Trust Special Event.

            (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Trust Securities.

            (e) The Property Trustee shall take any Legal Action which arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

            (f) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a Holder of Partnership Preferred Securities and, if a Trust Enforcement Event occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Trust Securities, enforce its rights as Holder of the Partnership Preferred Securities subject to the rights of the Holders pursuant to the terms of such Trust Securities.

            (g) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Trust Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

            (h) The Property Trustee shall continue to serve as a Trustee until either:

            (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

            (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.7.

            (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

            The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

            (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing or waiver of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                     (A) the duties and obligations of the Property Trustee
            shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                     (B) in the absence of bad faith on the part of the Property
            Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

            (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

            (iii) subject to the requirement of the Property Trustee receiving a tax opinion as set forth in Section 8.4(d) or 8.5(c), as the case may be, the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

            (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or protection from such liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

            (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Partnership Preferred Securities and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limita-tions on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

            (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Partnership Preferred Securities or the payment of any taxes or assessments levied thereon or in connection therewith;

            (vii) money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

            (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10 Certain Rights of Property Trustee.

            (a) Subject to the provisions of Section 3.9:

            (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

            (ii) any direction or act of the Sponsor or the Regular Trustees acting on behalf of the Trust contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

            (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

            (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

            (v) the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

            (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless (a) such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee and (b) the Property Trustee has obtained the legal opinions, if any, required by
      Section 8.4(d) or 8.5(c), as the case may be, of this Agreement; provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of a Trust Enforcement Event, of its obligation to exercise the rights and powers vested in it by this Declaration;

            (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

            (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

            (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in conclusively relying on or acting in or accordance with such instructions; provided, however, that the Property Trustee shall not be required to take any action unless it shall have obtained such legal opinions, if any, required by Sections 8.4(d) or 8.5(c), as the case may be, of this Agreement; and

            (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

            (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11 Delaware Trustee.

            Notwithstanding any provision of this Declaration other than Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

SECTION 3.12 Execution of Documents.


            Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6; provided, that the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees.

SECTION 3.13 Not Responsible for Recitals or Issuance of Trust Securities.

            The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Trust Securities.

SECTION 3.14 Duration of Trust.

            The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have perpetual existence.

SECTION 3.15 Mergers.

            (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c).

            (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to a trust organized as such under the laws of any State of the United States; provided, that:

            (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                     (A) expressly assumes all of the obligations of the Trust
            under the Trust Securities; or

                     (B) substitutes for the Trust Preferred Securities other
            securities having substantially the same terms as the Trust Preferred Securities (the "Successor Trust Securities") so long as the Successor Trust Securities rank the same as the Trust Preferred Securities rank with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

            (ii) the Company expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Partnership Preferred Securities;

            (iii) the Successor Trust Securities are listed, or any Successor Trust Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Trust Preferred Securities are then listed or quoted;

            (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Trust Preferred Securities (including any Successor Trust Securities) to be downgraded by any nationally recognized statistical rating organization;

            (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Preferred Securities (including any Successor Trust Securities) in any material respect;

            (vi) such Successor Entity has a purpose identical to that of the Trust;

            (vii) the Company guarantees the obligations of such Successor Entity under the Successor Trust Securities at least to the extent provided by the Trust Guarantees; and

            (viii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                     (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease will not adversely affect the rights, preferences and privileges of the Holders of the Trust Preferred Securities (including any Successor Trust Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                     (B) following such merger, consolidation, amalgamation,
            replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company under the 1940 Act;

                     (C) following such merger, consolidation, amalgamation or
            replacement, the Trust (or the Successor Entity) will not be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes; and

                     (D) following such merger, consolidation, amalgamation or
            replacement, the Partnership will not be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

            (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Trust Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity or the Partnership to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1 Responsibilities of the Sponsor.

            In connection with the issue and sale of the Trust Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

            (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Trust Preferred Securities, including any amendments thereto;

            (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

            (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market System for listing upon notice of issuance of any Trust Preferred Securities, Partnership Preferred Securities, the Trust Preferred Securities Guarantee and the Partnership Guarantee;

            (d) to prepare for filing by the Trust with the Commission a registration statement relating to the registration of the Trust Preferred Securities, the Partnership Preferred Securities, the Trust Preferred Securities Guarantee, and the Partnership Guarantee under Section 12(b) of the Exchange Act, including any amendments thereto; and

            (e) to negotiate the terms of an underwriting agreement and any pricing agreement providing for the sale of the Trust Preferred Securities.

SECTION 4.2 Indemnification and Expenses of the Trustee

            The Partnership agrees, and to the extent the Partnership fails to do so, the Sponsor agrees to indemnify the Property Trustee and the Delaware Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder; the provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.


                                    ARTICLE V
                         TRUST COMMON SECURITIES HOLDER

SECTION 5.1 Company's Purchase of Trust Common Securities.

            On the Closing Date the Company will purchase all of the Trust Common Securities issued by the Trust, for an amount at least equal to 3% of the capital of the Trust, at the same time as the Trust Preferred Securities are sold.

SECTION 5.2 Covenants of the Trust Common Securities Holder.

            For so long as the Trust Preferred Securities remain outstanding, the Company will covenant (i) to maintain directly 100 percent ownership of the Trust Common Securities, (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate, or be terminated, except as permitted by this Declaration, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an investment company for purposes of the 1940 Act, and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                                   ARTICLE VI
                                    TRUSTEES

SECTION 6.1 Number of Trustees.

            The number of Trustees initially shall be four (4), and:

            (a) at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

            (b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Trust Common Securities voting as a class at a meeting of the Holders of the Trust Common Securities; provided, however, that the number of Trustees shall in no event be less than three (3); provided, further, that (1) if required by the Business Trust Act, one Trustee is the Delaware Trustee; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Company (each, a "Regular Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Property Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 6.2 Delaware Trustee.

            If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

            (a) a natural person who is a resident of the State of Delaware; or

            (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided, that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee may also be the Delaware Trustee (in which case
Section 3.11 shall have no application).

SECTION 6.3 Property Trustee; Eligibility.

            (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee which shall:

            (i) not be an Affiliate of the Sponsor; and

            (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.7(c).

            (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Trust Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

            (d) The Trust Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

            (e) The initial Property Trustee shall be:

                The Chase Manhattan Bank

SECTION 6.4 Qualifications of Regular Trustees and Delaware Trustee Generally.

            Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 6.5 Regular Trustees.

            The initial Regular Trustees shall be:

                     Theresa Lang
                     Stanley Schaefer

            (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

            (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees.

SECTION 6.6 Delaware Trustee.

            The initial Delaware Trustee shall be:

                     Chase Manhattan Bank Delaware

SECTION 6.7 Appointment, Removal and Resignation of Trustees.

            (a) Subject to Section 6.7(b), Trustees may be appointed or removed without cause at any time:

            (i) until the issuance of any Trust Securities, by written instrument executed by the Sponsor; and

            (ii) after the issuance of any Trust Securities, by vote of the Holders of a Majority in liquidation amount of the Trust Common Securities voting as a class at a meeting of the Holders of the Trust Common Securities.

            (b)(i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.7(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

            (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and 6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

            (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

            (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                     (A) until a Successor Property Trustee has been appointed
            and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                     (B) until the assets of the Trust have been completely
            liquidated and the proceeds thereof distributed to the Holders of the Trust Securities; and

            (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

            (d) The Holders of the Trust Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.7.

            (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
6.7 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

            (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or successor Delaware Trustee, as the case may be.

SECTION 6.8 Vacancies among Trustees.

            If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.7.

SECTION 6.9 Effect of Vacancies.

            The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 6.10 Meetings.

            If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; provided, that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. Notwithstanding the foregoing, any and all actions of the Regular Trustees may be taken by the unanimous written consent of all Regular Trustees.


SECTION 6.11 Delegation of Power.

            (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

            (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 6.12 Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder; provided, that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE VII
                                  DISTRIBUTIONS

SECTION 7.1 Distributions.

            (a) Holders of Trust Securities shall be entitled to receive cumulative cash distributions at the rate per annum of __% of the stated liquidation amount of $25 per Trust Security, calculated on the basis of a 360-day year consisting of twelve 30-day months. For any period shorter than a full 90-day quarter, distributions will be computed on the basis of the actual number of days elapsed in such 90-day quarter. Distributions shall be made on the Trust Preferred Securities and the Trust Common Securities on a Pro Rata basis. Distributions on the Trust Securities shall, from the date of original issue, accumulate and be cumulative and shall be payable quarterly only to the extent that the Trust has funds available for the payment of such Distributions in the Property Account. Distributions not paid on the scheduled payment date will accumulate and compound quarterly at the rate of __% per annum ("Compounded Distributions"). "Distributions" shall mean ordinary cumulative distributions in respect of each Fiscal Period together with any Compounded Distributions. If and to the extent that the Partnership makes a distribution on the Partnership Preferred Securities held by the Property Trustee or the Company makes a payment under the Partnership Guarantee (the amount of any such partnership distribution, including any compounded partnership distributions, or guarantee payment being a "Payment Amount"), the Trust shall and the Property Trustee is directed, to the extent funds are available for that purpose, to make a Pro Rata Distribution of the Payment Amount to Holders.

            (b) Distributions on the Trust Securities will be cumulative, will accumulate from the date of initial issuance and will be payable quarterly in arrears on each March 30, June 30, September 30 and December 30, commencing March 30, 1997, when, as and if available for payment, by the Property Trustee, except as otherwise described below. If Distributions are not paid when scheduled, the accumulated Distributions shall be paid to the Holders of record of Trust Securities as they appear on the books and records of the Trust on the record date as determined under Section 7.1(d) below.

            (c) Amounts available to the Trust for distribution to the Holders of the Trust Securities will be limited to payments received by the Trust from the Partnership on the Partnership Preferred Securities or from the Company on the Partnership Guarantees paid by the Company to the Trust. If the Property Trustee, as the holder of the Partnership Preferred Securities for the benefit of the Holders of the Trust Securities, receives notice of any determination by the Partnership not to pay distributions on such Partnership Preferred Securities, the Property Trustee shall give notice of such determination to the Holders.

            (d) Distributions on the Trust Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which relevant record dates, as long as the Trust Preferred Securities remain in book-entry only form, will be one Business Day prior to the relevant payment dates. Such distributions will be paid through the Property Trustee who will hold amounts received in respect of the Partnership Preferred Securities in the Property Account for the benefit of the Holders of the Trust Securities. In the event that the Trust Preferred Securities do not remain in book-entry only form, the relevant record dates shall be the 15th day of the month of the relevant payment dates. In the event that any date on which distributions are payable on the Trust Securities is not a Business Day, payment of the distribution payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                                  ARTICLE VIII
                          ISSUANCE OF TRUST SECURITIES

SECTION 8.1 Designation and General Provisions Regarding Trust Securities.

            (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial ownership interests in the assets of the Trust and one class of common securities representing undivided beneficial ownership interests in the assets of the Trust as follows:

            (i) Trust Preferred Securities. 12,000,000 Trust Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of three hundred million dollars ($300,000,000) and a liquidation amount with respect to the assets of the Trust of $25 per preferred security, are hereby designated for the purpose of identification only as __% Trust Originated Preferred Securities(SM)(1) (the "Trust Preferred Securities"). The Trust Preferred Security Certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Trust Preferred Securities are listed.

            (ii) Trust Common Securities. Trust Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ______________________ dollars ($______________) and a liquidation amount with respect to the assets of the Trust of $25 per common security, are hereby designated for the purposes of identification only as __% Trust Common Securities (the "Trust Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities"). The Trust Common Security Certificates evidencing the Trust Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

--------
      (1) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co., Inc.

            (b) Except as provided in Section 9.2(b) of this Declaration, the Trust Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Trust Common Securities. The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Preferred Securities and the Trust Common Securities.

            (c) Any Regular Trustee shall sign the Trust Securities for the Trust by manual or facsimile signature. In case any Regular Trustee of the Trust who shall have signed any of the Trust Securities shall cease to be a Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Trust Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Trust Securities may be listed, or to conform to usage.

            A Trust Security shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that the Trust Security has been authenticated under this Declaration.

            Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Trust Securities for original issue. The aggregate number of Trust Securities outstanding at any time shall not exceed the number set forth in the Terms of the Trust Securities.

            The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Trust Securities. An authenticating agent may authenticate Trust Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

            (d) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

            (e) Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 11.1 with respect to the Trust Common Securities.

            (f) Every Person, by virtue of having become a Holder or a Trust Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 8.2 Redemption of Trust Securities.

            (a) Upon a purchase of the Partnership Preferred Securities by the Partnership upon redemption or otherwise, the proceeds from such purchase shall be simultaneously applied Pro Rata to redeem Trust Securities having an aggregate liquidation amount equal to the Partnership Preferred Securities so purchased or redeemed at an amount equal to $25 per Partnership Preferred Security plus an amount equal to accumulated and unpaid Distributions, including any Compounded Distributions thereon through the date of the redemption or such lesser amount as shall be received by the Trust in respect of the Partnership Preferred Securities so purchased or redeemed (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

            (b) If fewer than all the outstanding Trust Securities are to be so redeemed, the Trust Common Securities and the Trust Preferred Securities will be redeemed Pro Rata and the Trust Preferred Securities to be redeemed will be redeemed as described in Section 8.3 below; provided, that fewer than all of the outstanding Trust Preferred Securities may not be redeemed unless all accumulated and unpaid Distributions have been paid on all Trust Preferred Securities for all quarterly distribution periods terminating on or prior to the date of redemption.

            (c) If, at any time, a Trust Special Event shall occur and be continuing, the Regular Trustees shall, unless the Partnership Preferred Securities are redeemed in the limited circumstances described below, within 90 days following the occurrence of such Trust Special Event elect to either (i) dissolve the Trust upon not less than 30 nor more than 60 days notice with the result that, after satisfaction of creditors, if any, of the Trust, Partnership Preferred Securities would be distributed on a Pro Rata basis to the Holders of the Trust Preferred Securities and the Trust Common Securities in liquidation of such Holders' interests in the Trust; provided, however, that if at the time there is available to the Trust the opportunity to eliminate, within such 90-day period, the Trust Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure which in the sole judgment of the Sponsor has or will cause no adverse effect on the Trust, the Partnership, the Sponsor or the Holders of the Trust Securities and will involve no material cost, the Trust will pursue such measure in lieu of dissolution or (ii) cause the Trust Preferred Securities to remain outstanding; provided, that in the case of this clause (ii), the Sponsor shall pay any and all expenses incurred by or payable by the Trust attributable to the Trust Special Event. Furthermore, if in the case of the occurrence of a Trust Tax Event, the Regular Trustees have received a Trust Redemption Tax Opinion, then the General Partner shall have the right, within 90 days following the occurrence of such Trust Tax Event, to elect to cause the Partnership to redeem the Partnership Preferred Securities in whole (but not in part) for cash upon not less than 30 nor more than 60 days notice and promptly following such redemption, the Trust Securities will be redeemed by the Trust at the Redemption Price.

            (d) If the Partnership Preferred Securities are distributed to the Holders of the Trust Preferred Securities, the Sponsor will use its best efforts to cause the Partnership Preferred Securities to be listed on the New York Stock Exchange or on such other national securities exchange or similar organization as the Trust Preferred Securities are then listed or quoted.

            (e) On the date fixed for any distribution of Partnership Preferred Securities, upon dissolution of the Trust, (i) the Trust Preferred Securities and the Trust Common Securities will no longer be deemed to be outstanding and
(ii) certificates representing Trust Securities will be deemed to represent the Partnership Preferred Securities having a liquidation preference equal to the stated liquidation amount of such Trust Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

SECTION 8.3 Redemption Procedures.

            (a) Notice of any redemption of, or notice of distribution of Partnership Preferred Securities in exchange for, the Trust Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Partnership Preferred Securities. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 8.3, a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/ Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

            (b) In the event that fewer than all the outstanding Trust Securities are to be redeemed, the Trust Securities to be redeemed shall be redeemed Pro Rata from each Holder of Trust Securities, provided, that in respect of Preferred Securities registered in the name of and held of record by DTC or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee. In the event that the Trust Securities do not remain in book-entry only form and fewer than all of the outstanding Trust Securities are to be redeemed, the Trust Securities shall be redeemed Pro Rata or pursuant to the rules of any securities exchange on which the Trust Securities are listed.

            (c) If Trust Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Partnership Preferred Securities are redeemed as set out in this Section 8.3 (which notice will be irrevocable), then (A) while the Trust Preferred Securities are in book-entry only form, by 12:00 noon, New York City time, on the redemption date, the Property Trustee will deposit irrevocably with the DTC or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Trust Preferred Securities and will give the DTC irrevocable instructions and authority to pay the Redemption Price to the Holders of the Trust Preferred Securities, and (B) with respect to Trust Preferred Securities issued in definitive form and Trust Common Securities, the Property Trustee will pay the relevant Redemption Price to the Holders of such Trust Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accumulate on the Trust Securities so called for redemption and all rights of Holders of such Trust Securities will cease, except the right of the Holders of such Trust Securities to receive the Redemption Price, but without interest on such Redemption Price. If any date fixed for redemption of Trust Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of the amount payable subject to such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Trust Guarantee, Distributions on such Trust Securities will continue to accumulate at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include Distributions which are being paid to Holders who were Holders on a relevant record date. Upon satisfaction of the foregoing conditions, then immediately prior to the close of business on the date of such deposit or payment, all rights of Holders of such Trust Preferred Securities so called for redemption will cease, except the right of the Holders to have received the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Trust Preferred Securities will not accumulate distributions or bear interest.

            Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Trust Securities that have been called for redemption.

            (d) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Company or its subsidiaries may at any time and from time to time purchase outstanding Trust Preferred Securities by tender, in the open market or by private agreement.

SECTION 8.4 Voting Rights of Trust Preferred Securities.

            (a) Except as provided under Sections 6.1(b) and this Article VIII and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Trust Preferred Securities will have no voting rights.

            (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in Section 8.4(d) below, the Holders of a Majority in liquidation amount of the Trust Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Partnership Preferred Securities, to (i) exercise the remedies available to it under the Limited Partnership Agreement as a Holder of the Partnership Preferred Securities, including the right to direct the Special Representative of the Partnership as elected by the Holders of the Partnership Preferred Securities in accordance with the Limited Partnership Agreement (A) to enforce the Partnership's creditors rights and other rights with respect to the Affiliate Investment Instruments and any Investment Guarantees, (B) to enforce the rights of the Holders of the Partnership Preferred Securities under the Partnership Guarantee, and (C) to enforce the rights of the Holders of the Partnership Preferred Securities to receive distributions (if and to the extent such distributions have been declared out of funds legally available therefor by the General Partner in its sole discretion) on the Partnership Preferred Securities or (ii) consent to any amendment, modification, or termination of the Limited Partnership Agreement or the Partnership Preferred Securities where such consent shall be required; provided, however, that where a consent or action under the Limited Partnership Agreement would require the consent or act of the Holders of more than a majority of the aggregate liquidation preference of Partnership Preferred Securities affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Trust Preferred Securities which is at least equal to the percentage of aggregate liquidation preference required under the Limited Partnership Agreement may direct the Property Trustee to give such consent or take such action.

            (c) If the Property Trustee fails to enforce its rights under the Partnership Preferred Securities after a Holder of record of Trust Preferred Securities has made a written request, such Holder of record of Trust Preferred Securities may institute a legal proceeding directly against the General Partner or the Special Representative, to enforce the Property Trustee's rights under the Limited Partnership Agreement without first instituting any legal proceeding against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of an Investment Affiliate to make any required payment when due on any Affiliate Investment Instrument, then a Holder of Trust Preferred Securities may directly institute a proceeding against such Investment Affiliate for enforcement of payment with respect to such Affiliate Investment Instrument.

            (d) The Property Trustee shall notify all Holders of the Trust Preferred Securities of any notice of any Partnership Enforcement Event received from the General Partner with respect to the Partnership Preferred Securities and the Affiliate Investment Instruments. Such notice shall state that such Partnership Enforcement Event also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 8.4(b)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes and that after such action each Holder will continue to be treated as owning an undivided beneficial ownership interest in the Partnership Preferred Securities.

            (e) In the event the consent of the Property Trustee, as the Holder of the Partnership Preferred Securities, is required under the Limited Partnership Agreement with respect to any amendment, modification or termination of the Limited Partnership Agreement, the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Limited Partnership Agreement would require the consent of the Holders of more than a majority of the aggregate liquidation preference of the Partnership Preferred Securities, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Trust Securities. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Trust Securities unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

            (f) A waiver of a Partnership Enforcement Event with respect to the Partnership Preferred Securities will constitute a waiver of the corresponding Trust Enforcement Event.

            (g) Any required approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Preferred Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

            (h) No vote or consent of the Holders of Trust Preferred Securities will be required for the Trust to redeem and cancel Trust Preferred Securities or distribute Partnership Preferred Securities in accordance with the Declaration.

            (i) Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Securities that are beneficially owned at such time by the Company or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Company, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Trust Securities were not outstanding, except for Trust Preferred Securities purchased or acquired by the Company or its affiliates in connection with transactions effected by or for the account of customers of the Company or any of its subsidiaries or in connection with the distribution or trading of such Trust Securities; provided, however, that persons (other than affiliates of the Company) to whom the Company or any of its subsidiaries have pledged Trust Preferred Securities may vote or consent with respect to such pledged Trust Preferred Securities pursuant to the terms of such pledge.

            (j) Holders of the Trust Preferred Securities will have no rights to appoint or remove the Regular Trustees, who may be appointed, removed or replaced solely by the Company, as the Holder of all of the Trust Common Securities.

SECTION 8.5 Voting Rights of Trust Common Securities.

            (a) Except as provided under this Section 8.5 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration, the Holders of the Trust Common Securities will have no voting rights.

            (b) The Holders of the Trust Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

            (c) Subject to Section 2.6 of the Declaration and only after all Trust Enforcement Events with respect to the Trust Preferred Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this paragraph (c), the Holders of a Majority in liquidation amount of the Trust Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Partnership Preferred Securities, to (i) exercise the remedies available to it under the Limited Partnership Agreement as a Holder of the Partnership Preferred Securities, including the right to direct the Special Representative of the Partnership as elected by the Holders of the Partnership Preferred Securities in accordance with the Limited Partnership Agreement (A) to enforce the Partnership's creditors rights and other rights with respect to the Affiliate Investment Instruments and any Investment Guarantees, (B) to enforce the rights of the Holders of the Partnership Preferred Securities under the Partnership Guarantee, and (C) to enforce the rights of the Holders of the Partnership Preferred Securities to receive distributions (if and to the extent such distributions have been declared out of funds legally available therefor by the General Partner in its sole discretion) on the Partnership Preferred Securities or (ii) consent to any amendment, modification, or termination of the Limited Partnership Agreement or the Partnership Preferred Securities where such consent shall be required; provided, however, that where a consent or action under the Limited Partnership Agreement would require the consent or act of the Holders of more than a majority of the aggregate liquidation preference of Partnership Preferred Securities affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Trust Common Securities which is at least equal to the percentage required under the Limited Partnership Agreement may direct the Property Trustee to give such consent or take such action. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 8.5(c)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action, for United States federal income tax purposes the Trust will not fail to be classified as a grantor trust and each Holder will be treated as owning an undivided beneficial ownership interest in the Partnership Preferred Securities.

            (d) If the Property Trustee fails to enforce its rights under the Partnership Preferred Securities after a Holder of record of Trust Common Securities has made a written request, such Holder of record of Trust Common Securities may directly institute a legal proceeding directly against the Company, as General Partner of the Partnership or the Special Representative, to enforce the Property Trustee's rights under the Partnership Preferred Securities without first instituting any legal proceeding against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of an Investment Affiliate to make any required payment when due on any Affiliate Investment Instrument, then a Holder of Trust Common Securities may directly institute a proceeding against such Investment Affiliate for enforcement of payment with respect to such Affiliate Investment Instrument.

            (e) A waiver of a Partnership Enforcement Event with respect to the Partnership Preferred Securities will constitute a waiver of the corresponding Trust Enforcement Event.

            (f) Any required approval or direction of Holders of Trust Common Securities may be given at a separate meeting of Holders of Trust Common Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Trust Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

            (g) No vote or consent of the Holders of the Trust Common Securities shall be required for the Trust to redeem and cancel Trust Common Securities or to distribute Partnership Preferred Securities in accordance with the Declaration and the terms of the Trust Securities.

SECTION 8.6 Paying Agent.

            In the event that the Trust Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Trust Preferred Securities may be presented for payment ("Paying Agent"). The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Chase Manhattan Bank shall initially act as Paying Agent for the Trust Preferred Securities and the Trust Common Securities.

SECTION 8.7 Listing

            The Sponsor shall use its best efforts to cause the Trust Preferred Securities to be listed for quotation on the New York Stock Exchange.

SECTION 8.8 Acceptance of Guarantee and Agreements, Limited Partnership
            Agreement.

            Each Holder of Trust Preferred Securities and Trust Common Securities, by the acceptance thereof, agrees to the provisions of the applicable Trust Guarantee, the Partnership Guarantee, and the Investment Guarantee, respectively, including the subordination provisions therein.

                                   ARTICLE IX
                   TERMINATION AND LIQUIDATION OF THE TRUST

SECTION 9.1 Termination of Trust.

            (a) The Trust shall terminate:

            (i) upon the bankruptcy of the Holder of Trust Common Securities or the Sponsor;

            (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of at least a Majority in Liquidation Amount of the Trust Securities, voting together as a single class, to file such certificate of cancellation, or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

            (iii) upon the entry of a decree of judicial dissolution of the Sponsor or the Trust;

            (iv) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities;

            (v) upon the election of the Regular Trustees, following the occurrence and continuation of a Trust Special Event, pursuant to which the Trust shall have been dissolved in accordance with the terms of the Trust Securities and all of the Partnership Preferred Securities shall have been distributed to the Holders of Trust Securities in exchange for all of the Trust Securities; or

            (vi) before the issuance of any Trust Securities, with the consent of all of the Regular Trustees and the Sponsor.

            (b) As soon as is practicable after the occurrence of an event referred to in Section 9.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

            (c) The provisions of Section 3.9 and Article XI shall survive the termination of the Trust.

SECTION 9.2 Liquidation Distribution Upon Termination and Dissolution of the
            Trust.

            (a) In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each a "Trust Liquidation"), the Holders of the Trust Preferred Securities on the date of the Trust Liquidation will be entitled to receive, out of the assets of the Trust available for distribution to Holders of Trust Securities after satisfaction of the Trusts' liabilities and creditors, distributions in cash or other immediately available funds in an amount equal to the aggregate of the stated liquidation amount of $25 per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Trust Liquidation Distribution"), unless, in connection with such Trust Liquidation, Partnership Preferred Securities shall be distributed on a Pro Rata basis to the Holders of the Trust Securities in exchange for such Trust Securities.

            (b) If, upon any such Trust Liquidation, the Trust Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Trust Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid on a Pro Rata basis. The Holders of the Trust Common Securities will be entitled to receive distributions upon any such Trust Liquidation Pro Rata with the Holders of the Trust Preferred Securities except that if the Company is in default on any of its obligations under the Trust Preferred Securities Guarantee, the Partnership Guarantee, or any Investment Guarantee, or any Investment Event of Default has occurred and is continuing with respect to an Affiliate Investment Instrument, the Trust Preferred Securities shall have a preference over the Trust Common Securities with regard to such distributions as provided below. Such preference is effectuated by the Holder of the Trust Common Securities hereby agreeing to provide limited recourse guarantees as follows: (i) to the Holders of the Trust Preferred Securities, of the Company's obligations under the Trust Preferred Securities Guarantee; (ii) to the Trust and the Holders of the Trust Preferred Securities, of the Company's obligations under the Partnership Guarantee; and (iii) to the Partnership and the Holders of the Trust Preferred Securities, of the Company's obligations under any Investment Guarantee and/or the obligations of any Investment Affiliate under an Affiliate Investment Instrument. In the case of the limited recourse guarantee given by the Holder of the Trust Common Securities to the Partnership and the Holder of the Trust Preferred Securities in respect of the Company's obligations under any Investment Guarantee and/or any Investment Affiliate's obligations under an Affiliate Investment

Instrument, (i) the Trust Common Securities Holder will be deemed to have pledged the amount due in respect of its Trust Common Securities upon a liquidation of the Trust to the Partnership and the Holders of Trust Preferred Securities; (ii) the Trust Common Securities Holder will be deemed to have paid such amount to the Partnership in respect of such defaulted Investment Guarantee and/or Affiliate Investment Instrument, as the case may be; (iii) the Partnership will be deemed to have paid such amount to the Trust; and (iv) the Property Trustee is hereby authorized to distribute such amount to the Holders of Trust Preferred Securities (on a pro rata basis among such Trust Preferred Securities Holders) in respect of the Trust Common Securities Holder's pledge of such amounts to such Trust Preferred Securities Holders. In the case of a limited recourse guarantee given by the Holder of the Trust Common Securities to the Trust and the Holders of the Trust Preferred Securities in respect of the Company's obligations under the Partnership Guarantee, (i) the Holder of the Trust Common Securities will be deemed to have pledged the amount due in respect of its Trust Common Securities upon a liquidation of the Trust to the Trust and the Holders of the Trust Preferred Securities; (ii) the Holder of the Trust Common Securities will be deemed to have paid such amount to the Trust in respect of its obligations under the Partnership Guarantee; and (iii) the Property Trustee is hereby authorized to distribute such amount to the Holders of the Trust Preferred Securities (on a pro rata basis among such Trust Preferred Securities Holders) in respect of the Trust Common Securities Holder's pledge of such amount to such Trust Preferred Securities Holders.


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

                                    ARTICLE X
                              TRANSFER OF INTERESTS

SECTION 10.1 Transfer of Trust Securities.

            (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Trust Securities. Any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void.

            (b) Subject to this Article X, Trust Preferred Securities shall be freely transferable.

SECTION 10.2 Transfer of Certificates.

            The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 10.3 Deemed Security Holders.

            The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole Holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 10.4 Book Entry Interests.

            Unless otherwise specified in the terms of the Trust Preferred Securities, the Trust Preferred Securities Certificates, on original issuance, will be issued in the form of one or more fully registered, global Trust Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Trust Preferred Security Beneficial Owner will receive a definitive Trust Preferred Security Certificate representing such Trust Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 10.7. Unless and until definitive, fully registered Trust Preferred Security Certificates (the "Definitive Trust Preferred Security Certificates") have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 10.7:

            (a) the provisions of this Section 10.4 shall be in full force and effect;

            (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Trust Preferred Securities and the sole Holder of the Global Certificates and shall have no obligation to the Trust Preferred Security Beneficial Owners;

            (c) to the extent that the provisions of this Section 10.4 conflict with any other provisions of this Declaration, the provisions of this
      Section 10.4 shall control; and

            (d) the rights of the Trust Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency shall receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. The Clearing Agency will make book entry transfers among the Clearing Agency Participants; provided, that solely for the purposes of determining whether the Holders of the requisite amount of Trust Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Trust Preferred Security Certificates have not been issued, the Trustees may conclusively rely on, and shall be fully protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Trust Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

SECTION 10.5 Notices to Clearing Agency.

            Whenever a notice or other communication to the Trust Preferred Security Holders is required under this Declaration, unless and until Definitive Trust Preferred Security Certificates shall have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 10.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Trust Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Security Beneficial Owners.

SECTION 10.6 Appointment of Successor Clearing Agency.

            If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

SECTION 10.7 Definitive Trust Preferred Security Certificates.

            If:

            (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 10.6 or

            (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Trust Preferred Securities,

            (c) there is a Trust Enforcement Event,

then:

            (d) Definitive Trust Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Trust Preferred Securities; and

            (e) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Trust Preferred Security Certificates to be delivered to Trust Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be fully protected in relying on, said instructions of the Clearing Agency. The Definitive Trust Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Preferred Securities may be listed, or to conform to usage.

SECTION 10.8 Mutilated, Destroyed, Lost or Stolen Certificates.

            If:

            (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

            (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 10.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.




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

                                   ARTICLE XI
                           LIMITATION OF LIABILITY OF
                HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

SECTION 11.1 Liability.

            (a) Except as expressly set forth in this Declaration, the Trust Guarantees and the terms of the Trust Securities, the Sponsor and the Trustees shall not be:

            (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities which shall be made solely from assets of the Trust; and

            (ii) required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution of the Trust or otherwise.

            (b) Notwithstanding any other provision herein, the Holder of the Trust Common Securities, by entering into this Agreement, agrees that it shall be liable directly to any creditor or claimant of or against the Trust for the entire amount of all of the debts and obligations of the Trust (other than obligations to the Holders of Trust Securities in their capacities as Holders) to the extent not satisfied out of the Trust's assets as if the Holder of the Trust Common Securities were the General Partner of a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act.

            (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to shareholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 11.2 Exculpation.

            (a) No Company Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Company Indemnified Person in good faith on behalf of the Trust and in a manner such Company Indemnified Person reasonably believed to be within the scope of the authority conferred on such Company Indemnified Person by this Declaration or by law, except that a Company Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Company Indemnified Person's gross negligence (or, in the case of the


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

Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

            (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

SECTION 11.3 Fiduciary Duty.

            (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

            (b) Unless otherwise expressly provided herein:

            (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

            (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term


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

so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

            (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

            (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

            (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 11.4 Indemnification.

            (a) (i) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (ii) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or


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

      is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

            (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 11.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

            (iv) Any indemnification under paragraphs (i) and (ii) of this
      Section 11.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding,
      (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holder of the Trust Common Securities.

            (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding


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

      referred to in paragraphs (i) and (ii) of this Section 11.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 11.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or
      (iii) the Holder of the Trust Common Securities, that, based upon the facts known to the Regular Trustees, counsel or the Holder of the Trust Common Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Holder of the Trust Common Securities reasonably determine that such person deliberately breached his duty to the Trust or Holders of Trust Common Securities.

            (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 11.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors of the Sponsor or Holders of the Trust Preferred Securities or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 11.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 11.4(a) is in effect. Any repeal or modification of this Section 11.4(a) shall not affect any rights or obligations then existing.

            (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Spon-


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

      sor would have the power to indemnify him against such liability under the provisions of this Section 11.4(a).

            (viii) For purposes of this Section 11.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 11.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

            (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 11.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through
(iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this
Section 11.4(b) shall survive the satisfaction and discharge of this Declaration.

SECTION 11.5 Outside Businesses.

            Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, indepen-dently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, nor the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of Holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE XII
                                   ACCOUNTING

SECTION 12.1 Fiscal Year.

            The fiscal year ("Fiscal Year") of the Trust shall be the calendar year.

SECTION 12.2 Certain Accounting Matters.

            (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

            (b) Within 60 days after May 15 of each year commencing May 15, 1997, the Property Trustee shall provide to the Holders of the Trust Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act.


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

The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

            (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Trust Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

            (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 12.3 Banking.

            The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Partnership Preferred Securities held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

SECTION 12.4 Withholding.

            The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding. Notwithstanding anything herein to the contrary, the Trust and the Regular Trustees shall, absent receipt of an opinion of nationally recognized tax counsel to the contrary, withhold thirty percent (30%) (or such other rate as may be imposed as a result of an amendment to the Code or such lower rate as may be imposed under an applicable income tax treaty) on the gross amount of any Distributions on Trust Preferred Securities held by a Holder that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code.


                                  ARTICLE XIII
                             AMENDMENTS AND MEETINGS

SECTION 13.1 Amendments.

            (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by:

            (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

            (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

            (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

            (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

            (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities);

            (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

            (iii) to the extent the result of such amendment would be to:

                  (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                  (B) cause the Partnership to be classified for purposes of
            United States federal income tax as an association or publicly traded partnership taxable as a corporation;

                  (C) reduce or otherwise adversely affect the powers of the
            Property Trustee in contravention of the Trust Indenture Act; or

                  (D) cause the Trust to be deemed to be an Investment Company required to be registered under the 1940 Act.

            (c) In the event the consent of the Property Trustee, as the Holder of the Partnership Preferred Securities is required under the Limited Partnership Agreement with respect to any amendment, modification or termination of the Limited Partnership Agreement or the Partnership Preferred Securities the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Limited Partnership Agreement would require the consent of a Super Majority of the Holders of Partnership Preferred Securities the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Trust Securities which the relevant Super Majority represents of the aggregate liquidation preference of the Partnership Preferred Securities outstanding; provided, further, that the Property Trustee shall not be obligated to take any action in accordance with the directions of the Holders of the Trust Securities under this Section 13.1(c) unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for United States federal income tax purposes the Trust will continue to be classified as a grantor trust after consummation of such action and each Holder will be treated as owning an undivided beneficial ownership interest in the Partnership Preferred Securities.

            (d) At such time after the Trust has issued any Trust Securities that remain outstanding, any amendment that would (I) adversely affect the powers, preferences or special rights of the Trust Securities or (II) provide for the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration, may be effected only with the approval of the Holders of at least a Majority in liquidation amount of the Trust Securities affected thereby; provided, that if any amendment or proposal referred to in clause (I) hereof would adversely affect only the Trust Preferred Securities or the Trust Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Trust Securities;

            (e) Section 11.1(c) and this Section 13.1 shall not be amended without the consent of all of the Holders of the Trust Securities;

            (f) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Trust Common Securities and;

            (g) The rights of the Holders of the Trust Common Securities under
Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Trust Common Securities; and

            (h) Notwithstanding Section 13.1(c), this Declaration may be amended without the consent of the Holders of the Trust Securities:

            (i) to cure any ambiguity;

            (ii) to correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

            (iii) to add to the covenants, restrictions or obliga-tions of the Sponsor;

            (iv) to conform to any change in the 1940 Act or written change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority;

            (v) to conform to any change in the Trust Indenture Act or written change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority; and

            (vi) to modify, eliminate and add to any provision of this Declaration to such extent as may be necessary;

provided, that such amendments do not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 13.2 Meetings of the Holders of Trust Securities;
             Action by Written Consent.

            (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration, the terms of the Trust Securities, the Limited Partnership Agreement, the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading, the Business Trust Act or other applicable law. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Trust Securities. Such direction shall be given by delivering to the Regular Trustees one or more notices in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

            (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

            (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

            (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were shareholders of a Delaware corporation;

            (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

            (iv) unless the Business Trust Act, this Declaration, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Preferred Securities are then listed for trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum require-ments, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                   ARTICLE XIV
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 14.1 Representations and Warranties of Property Trustee.

            The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

            (a) The Property Trustee is a New York banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of New York, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

            (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

            (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee;

            (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration; and

            (e) The Property Trustee, pursuant to this Declaration, shall hold legal title to, and a valid ownership interest on behalf of the Holders of the Trust Securities, in the Partnership Preferred Securities and agrees that, except as expressly provided or contemplated by this Agreement, it will not create, incur or assume, or suffer to exist any mortgage, pledge, hypothecation, encumbrance, lien or other charge or security interest upon the Partnership Preferred Securities.

SECTION 14.2 Representations and Warranties of Delaware Trustee.

            The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

            (a) The Delaware Trustee is a Delaware corporation with, duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

            (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration, under Delaware law, constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

            (c) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration; and

            (d) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XV
                                  MISCELLANEOUS

SECTION 15.1 Notices.

            All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

            (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

                  MERRILL LYNCH PREFERRED CAPITAL TRUST II
                  c/o Merrill Lynch & Co., Inc.
                  World Financial Center
                  South Tower
                  225 Liberty Street
                  New York, New York  10080-6105
                  Attention:  Treasurer

            (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the other Trustees):

                  Chase Manhattan Bank Delaware
                  1201 Market Street
                  Wilmington, Delaware 19801
                  Attention:  John J. Cashin
                              Senior Trust Officer

            (c) if given to the Property Trustee, at its Corporate Trust Office to the attention of James Heaney, Vice President (or such other address as the Property Trustee may give notice of to the Holders of the Trust Securities and the other Trustee)

            (d) if given to the Holder of the Trust Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Trust Common Securities may give notice of to the Trust):

                  MERRILL LYNCH PREFERRED CAPITAL TRUST II
                  c/o Merrill Lynch & Co., Inc.
                  World Financial Center
                  South Tower
                  225 Liberty Street
                  New York, New York  10080-6105
                  Attention:  Treasurer

            (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

            All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 15.2 Governing Law.

            This Declaration and the rights of the parties hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 15.3 Intention of the Parties.

            It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 15.4 Headings.

            Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 15.5 Successors and Assigns

            Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 15.6 Partial Enforceability.

            If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 15.7 Counterparts.

            This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and a duly authorized officer of the Sponsor to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

            IN WITNESS WHEREOF, each of the undersigned has caused these presents to be executed as of the day and year first above written.



                                 _______________________________________________
                                 Theresa Lang, as Regular Trustee



                                 _______________________________________________
                                 Stanley Schaefer, as Regular Trustee



                                 CHASE MANHATTAN BANK DELAWARE,
                                    as Delaware Trustee



                                 By:____________________________________________
                                    Name:  John H. Cashin
                                    Title:  Senior Trust Officer

                                 THE CHASE MANHATTAN BANK,
                                   as Property Trustee




                                 By:____________________________________________
                                    Name:  James Heaney
                                    Title: Vice President

                                 MERRILL LYNCH & CO., INC.,
                                   as Sponsor



                                 By:____________________________________________
                                    Name:    Theresa Lang
                                    Title:   Senior Vice President and
                                             Treasurer

                                   EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE



      This Trust Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Trust Preferred Security is exchangeable for Trust Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Trust Preferred Security (other than a transfer of this Trust Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

     Unless this Trust Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York), a New York corporation, to the Trust or its agent for registration of transfer, exchange or payment, and any Trust Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any payment hereon is made to Cede & Co. or such other entity as is requested by an authorized representative of the Depositary, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                              ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)


and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________ agent to transfer this Trust
Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)


                                      A1-1

TP-1                                            [                            ]

                                                      CUSIP NO. ______________


                Certificate Evidencing Trust Preferred Securities

                                       of

                     MERRILL LYNCH PREFERRED CAPITAL TRUST II


                          % Trust Preferred Securities
              (liquidation amount $25 per Trust Preferred Security)

            MERRILL LYNCH PREFERRED CAPITAL TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of __________ preferred securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the __% Trust Preferred Securities (liquidation amount $25 per Trust Preferred Security) (the "Trust Preferred Securities"). The Trust Preferred Securities are freely transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, powers, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities represented hereby are set forth in, issued under and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust dated as of February , 1997, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Trust Preferred Securities Guarantee to the extent provided therein. Each Holder of a Trust Preferred Security, by acceptance of this Certificate and each Certificate owner, by acquisition of a beneficial interest in a Certificate, agrees to treat the Debentures, and any other Affiliate Investment Instruments that are treated as debt instruments by the relevant Investment Affiliate and by the Partnership, as indebtedness for United States federal income tax purposes. The Sponsor will provide a copy of the Declaration, the Trust Preferred Securities Guarantee and the Limited Partnership Agreement to a Holder without charge upon written request to the Trust at its principal place of business.

            Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.


                                      A1-2

            IN WITNESS WHEREOF, the Trust has executed this certificate this th day of February, 1997.


                         MERRILL LYNCH PREFERRED CAPITAL TRUST II



                               _________________________________________________
                               Name:   Theresa Lang,
                                       as Regular Trustee








                       (See reverse for additional terms)



                                      A1-3

                          CERTIFICATE OF AUTHENTICATION


            This is the Trust Preferred Security described in the within-mentioned Declaration.


                              THE CHASE MANHATTAN BANK,
                              as Trustee


                              By:__________________________________
                                 Authorized Signatory




                                      A1-4

                          [FORM OF REVERSE OF SECURITY]

            Holders of Trust Preferred Securities shall be entitled to receive cumulative cash distributions at a rate per annum of __% of the stated liquidation amount of $25 per Trust Preferred Security. Distributions on the Trust Preferred Securities shall, from the date of original issue, accumulate and be cumulative and shall be payable quarterly only to the extent that the Trust has funds available for the payment of such distributions in the Property Account. Distributions not paid on the scheduled payment date will accumulate and compound quarterly (to the extent permitted by applicable law) at the rate of __% per annum. The term "Distributions" as used herein shall mean ordinary cumulative distributions in respect of each Fiscal Period together with any such Compounded Distributions. Amounts available to the Trust for distribution to the holders of the Trust Preferred Securities will be limited to payments received by the Trust from the Partnership on the Partnership Preferred Securities or from the Company on the Partnership Guarantee. Distributions on the Partnership Preferred Securities will be paid only if, as and when declared in the sole discretion of the Company, as the General Partner of the Partnership. If and to the extent that the Partnership makes a distribution on the Partnership Preferred Securities held by the Property Trustee or the Company makes a payment under the Partnership Guarantee (the amount of any such partnership distribution, including any compounded partnership distributions or guarantee payment being a "Payment Amount"), the Trust shall and the Property Trustee is directed, to the extent funds are available for that purpose, to make a Pro Rata Distribution of the Payment Amount to Holders.

            The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period on the basis of the actual number of days elapsed in a 90-day quarter.

            Except as otherwise described herein, distributions on the Trust Preferred Securities will be cumulative, will accumulate from the date of initial issuance and will be payable quarterly in arrears, on March 30, June 30, September 30 and December 30 of each year, commencing on March 30, 1997, if, as and when available for payment by the Property Trustee. If the Trust Preferred Securities (or, if the Trust is liquidated, the Partnership Preferred Securities) are in book-entry-only form, Distributions will be payable to the Holders of record of Trust Preferred Securities as they appear on the books and records of the Trust on the relevant record dates, which will be one Business Day prior to the relevant payment dates. If the Trust Preferred


                                      A1-5

Securities (or, if the Trust is liquidated, the Partnership Preferred Securities) do not remain in book-entry-only form, the relevant record dates shall be the 15th day of the month of the relevant payment dates. In the event that any date on which distributions are payable is not a Business Day, payment of such Distribution shall be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on such date. Payments of accumulated Distributions will be payable to Holders of record of Trust Preferred Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Preferred Securities which corresponds to the payment date fixed by the Partnership with respect to the payment of cumulative distributions on the Partnership Preferred Securities.

                  The Trust Preferred Securities shall be redeemable as provided in the Declaration.



                                      A1-6

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE


CS-1                       [                                                  ]


                 Certificate Evidencing Trust Common Securities

                                       of

                    MERRILL LYNCH PREFERRED CAPITAL TRUST II


                            % Trust Common Securities
               (liquidation amount $25 per Trust Common Security)


            MERRILL LYNCH PREFERRED CAPITAL TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Merrill Lynch & Co., Inc., a Delaware corporation (the "Holder") is the registered owner of _____________________ common securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the __% Trust Common Securities (liquidation amount $25 per Trust Common Security) (the "Trust Common Securities"). The designation, rights, powers, privileges, restrictions, preferences and other terms and provisions of the Trust Common Securities represented hereby are set forth in, issued under and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust dated as of February __, 1997, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Trust Common Securities Guarantee to the extent provided therein. Each Holder of a Trust Common Security, by acceptance of this Certificate, agrees to treat the Debentures, and any other Affiliate Investment Instruments that are treated as debt instruments by the relevant Investment Affiliate and by the Partnership, as indebtedness for United States federal income tax purposes. The Sponsor will provide a copy of the Declaration, the Trust Common Securities Guarantee and the Limited Partnership Agreement to a Holder without charge upon written request to the Sponsor at its principal place of business. THE TRUST COMMON SECURITIES ARE TRANSFERABLE ON THE BOOKS AND RECORDS OF THE TRUST ONLY IN ACCORDANCE WITH THE TERMS OF THE DECLARATION.

            Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.


            IN WITNESS WHEREOF, the Trust has executed this certificate this th day of February, 1997.


                                  MERRILL LYNCH PREFERRED CAPITAL TRUST II



                                  ______________________________________________
                                  Theresa Lang,
                                  as Regular Trustee







                       (See reverse for additional terms)



                                      A2-2

                          CERTIFICATE OF AUTHENTICATION


            This is the Trust Common Security described in the within-mentioned Declaration.


                              THE CHASE MANHATTAN BANK,
                              as Trustee


                              By:____________________________
                                 Authorized Signatory



                                      A2-3

                          [FORM OF REVERSE OF SECURITY]

            Holders of Trust Common Securities shall be entitled to receive cumulative cash distributions at a rate per annum of __% of the stated liquidation amount of $25 per Trust Common Security. Distributions on the Trust Common Securities shall, from the date of original issue, accumulate and be cumulative and shall be payable quarterly only to the extent that the Trust has funds available for the payment of such distributions in the Property Account. Distributions not paid on the scheduled payment date will accumulate and compound quarterly (to the extent permitted by applicable law) at the rate of __% per annum. The term "Distributions" as used herein shall mean ordinary cumulative distributions in respect of each Fiscal Period together with any such Compounded Distributions. Amounts available to the Trust for distribution to the holders of the Trust Common Securities will be limited to payments received by the Trust from the Partnership on the Partnership Preferred Securities or from the Company on the Partnership Guarantee. Distributions on the Partnership Preferred Securities will be paid only if, as and when declared in the sole discretion of the Company, as the General Partner of the Partnership. If and to the extent that the Partnership makes a distribution on the Partnership Preferred Securities held by the Property Trustee or the Company makes a payment under the Partnership Guarantee (the amount of any such partnership distribution, including any compounded partnership distributions or guarantee payment being a "Payment Amount"), the Trust shall and the Property Trustee is directed, to the extent funds are available for that purpose, to make a Pro Rata Distribution of the Payment Amount to Holders.

            The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period on the basis of the actual number of days elapsed in a 90-day quarter.

            Except as otherwise described herein, distributions on the Trust Common Securities will be cumulative, will accumulate from the date of initial issuance and will be payable quarterly in arrears, on March 30, June 30, September 30 and December 30 of each year, commencing on March 30, 1997 if, as and when available for payment by the Property Trustee. Distributions will be payable to the Holders of record of Trust Common Securities as they appear


                                      A2-4
on the books and records of the Trust on the relevant record dates, which will be one Business Day prior to the relevant payment dates. In the event that any date on which distributions are payable is not a Business Day, payment of the Distribution shall be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Payments of accumulated Distributions will be payable to Holders of record of Trust Common Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Common Securities which corresponds to the payment date fixed by the Partnership with respect to the payment of cumulative distributions on the Partnership Preferred Securities.

                  The Trust Common Securities shall be redeemable as provided in the Declaration.



                                      A2-5

                             ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Common Security Certificate to:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints _______________________________________________________
________________________________________________________________________________
______________________________________________ agent to transfer this Trust
Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Trust Common Security Certificate)



                                      A2-6